UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2011

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glover Avenue

P. O. Box 4505

Norwalk, Connecticut 06856-4505

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2011, pursuant to its authority under Registrant’s Unfunded Supplemental Executive Retirement Plan (“SERP”), the Compensation Committee of Registrant’s Board of Directors authorized the amendment of SERP to freeze, effective January 1, 2013, all future accruals of benefits under SERP. Certain of Registrant’s Named Executive Officers participate in SERP. The SERP amendment is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10(g)(5)	Amendment No. 3 dated December 7, 2011 to 2007 Amendment and Restatement of Registrant’s Unfunded Supplemental Executive Retirement Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX CORPORATION

By:	/s/ Don H. Liu
Don H. Liu Senior Vice President and Secretary

Date: December 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

10(g)(5)	Amendment No. 3 dated December 7, 2011 to 2007 Amendment and Restatement of Registrant’s Unfunded Supplemental Executive Retirement Plan.